Exhibit 99.2

Allegro MicroSystems Announces CEO Retirement and Appointment of Successor

—Former Sensata Technologies Executive Brings Over 25 Years of Technology Leadership—

Manchester, NH, May 9, 2022 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq: ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced that its President and Chief Executive Officer, Ravi Vig, is retiring. Mr. Vig, will retire, effective June 13, 2022, from his roles as President, CEO and a member of the board of directors, which he has held since 2016 after joining the Company in 1984. Mr. Vig will continue to support the leadership transition and serve in an advisory role to the Company for the next 6 months.

“On behalf of the Board and the entire management team, I would like to extend our sincere appreciation to Ravi for his dedication, contributions and leadership to Allegro for nearly 38 years,” stated Yoshihiro (Zen) Suzuki, Chairman of Allegro MicroSystems. “He has been instrumental in our strategic transformation, successfully bringing the company public and leading us through our initial growth phase, culminating in the achievement of record annual growth in net sales of 30% in fiscal year 2022.”

“It has been an honor and privilege to lead Allegro through the Company’s strategic transformation, and our transition from a private company to a high-growth public company,” commented Ravi Vig. “The decision to retire was one of the most difficult decisions of my career, yet it is the right time for me personally and for the Company as we report record results for fiscal year 2022. Allegro’s market opportunity has never been greater, and the Company is uniquely positioned to benefit from key secular growth trends in xEV, ADAS, data center and industrial to further extend its growth trajectory.”

After an extensive search, the board of directors has appointed Vineet Nargolwala as President and CEO and a member of the board of directors, effective June 13, 2022. Mr. Suzuki commented, “We are very pleased to welcome Vineet to the Allegro executive team and believe his extensive leadership experience and proven track record of growth in multiple industries will be integral to taking Allegro to the next level of growth and expansion.”

“I am thrilled to join Allegro at such an exciting time and become a part of this world class management and engineering team,” stated Mr. Nargolwala. “Allegro has an outstanding reputation for technology innovation and quality as the leading provider of semiconductor technologies for sensing and power in the automotive and industrial markets. With alignment to fast growing markets and strong design win momentum, I believe the Company has significant opportunities ahead that are anchored on key trends in electrification, Industry 4.0, data centers, autonomous vehicles and efficient motion control. I look forward to further advancing Allegro’s growth strategy and driving value for all stakeholders for years to come.”

Vineet Nargolwala is a successful technology executive with over 25 years of global executive leadership experience. Prior to joining Allegro, Mr. Nargolwala previously served as Executive Vice President of Sensing Solutions at Sensata Technologies (NYSE: ST), a leading industrial technology company that develops sensors and sensor-based solutions for the automotive, heavy vehicle and off-road, industrial, and aerospace industries. He joined Sensata in 2013 and held various global executive positions. Prior to Sensata, he was with Honeywell International Inc. for over nine years in business strategy and P&L leadership roles of increasing responsibility. Prior to Honeywell, Mr. Nargolwala was at Nortel Networks in product management and engineering roles. Mr. Nargolwala holds a bachelor’s degree in Electrical Engineering from Maharaja Sayajirao University in Baroda, India, a master’s degree in Electrical Engineering from the University of Texas and a Master of Business Administration from Cornell University.

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and green energy applications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “may,” “will,” “would,” “project,” “predict,” “contemplate,” “potential,” or the negative thereof and similar words and expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: downturns or volatility in general economic conditions, including as a result of the COVID-19 pandemic, particularly in the automotive market; COVID-19 induced lock-downs and suppression on our supply chain and customer demand; our ability to compete effectively, expand our market share and increase our net sales and profitability; our ability to compensate for decreases in average selling prices of our products; the cyclical nature of the analog semiconductor industry; shifts in our product mix or customer mix, which could negatively impact our gross margin; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; any disruptions at our primary third-party wafer fabrication facilities; our ability to fully realize the benefits of past and potential future initiatives designed to improve our competitiveness, growth and profitability; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our reliance on a limited number of third-party wafer fabrication facilities and suppliers of other materials; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; our indebtedness may limit our flexibility to operate our business; the loss of one or more significant end customers; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of tariffs and export restrictions; our exposures to warranty claims, product liability claims and product recalls; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems; risks related to governmental regulation and other legal obligations, including privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; the volatility of currency exchange rates; risks related to acquisitions of and investments in new businesses, products or technologies, joint ventures and other strategic transactions; our ability to raise capital to support our growth strategy; our ability to effectively manage our growth and to retain key and highly skilled personnel; changes in tax rates or the adoption of new tax legislation; risks related to litigation, including securities class action litigation; and our ability to accurately estimate market opportunity and growth forecasts; and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 19, 2021, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors Relations page of our website at investors.allegromicro.com.

All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investor Contact:

Katherine Blye

Investor Relations

Phone: (603) 626-2306

kblye@ALLEGROMICRO.com